UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): FEBRUARY 18, 2011

CARVER BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-13007	13-3904174
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 West 125th Street New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 360-8820

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

Carver Bancorp, Inc. announced on February 23, 2011, that Colbert G. Narcisse has resigned as a member of its Board of Directors, effective February 18, 2011.  A copy of the press release announcing Mr. Narcisse’s resignation is attached as Exhibit 99.1.

Mr. Narcisse served as a Director of Carver since July 2010.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

99.1   Press release entitled “CARVER BANCORP, INC. DIRECTOR DEPARTS TO ASSUME EXECUTIVE POSITION AT FINANCIAL INSTITUTION” dated February 23, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

DATE:  February 23, 2011

BY:	/s/ Mark A. Ricca

Mark A. Ricca
Executive Vice President, Chief Risk
Officer and General Counsel